UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 6, 2007

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)
801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)
(817) 698-0900
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On March 6, 2007, Cano Petroleum, Inc. (“Cano”) and its subsidiaries, as guarantors, Union Bank of California, N.A. (“Union Bank”) as administrative agent, issuing lender and lender and Natixis (formerly known as Natexis Banques Populaires) (“Natixis”) as a lender entered into Amendment No. 5 and Agreement (the “Amendment”) to the Credit Agreement dated as of November 29, 2005 (the “Credit Agreement”).

Among other items, the Amendment (i) extends the maturity date from November 28, 2008 to November 29, 2009; (ii) provides that Cano shall grant the lenders mortgages in Cano’s Barnett Shale properties; (iii) clarifies that the development and acquisition of oil and gas properties does not constitute general corporate or working capital purposes such that expenditures for the development and acquisition of oil and gas properties are not subject to the $10 million cap on general corporate advances; (iv) provides that Cano’s Barnett Shale properties are now subject to the negative covenant of being sold without consent; and (vi) provides that the leverage ratio (a) at the end of each fiscal quarter ending on or after March 31, 2007 shall not be greater than 5.00 to 1.00; (b) at the end of each fiscal quarter ending on or after September 30, 2007 shall not be greater than 4.50 to 1.00; and (c) at the end of each fiscal quarter ending on or after March 31, 2008 shall not be greater than 4.00 to 1.00 and for the purposes of calculating the leverage ratio, the definition of “consolidated Debt” shall not include “Debt” outstanding under preferred stock.

The Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In addition, on March 6, 2007 Cano Petro of New Mexico, Inc., a subsidiary of Cano, executed Supplement No. 2 to Security Agreement granting a security interest in substantially all of its assets to UBOC, as collateral trustee, and Supplement No. 2 to Guaranty Agreement guaranteeing Cano’s obligations under the Credit Agreement, and Cano, W.O. Energy of Nevada, Inc. and WO Energy, Inc. executed Supplement No. 2 to Pledge Agreement pursuant to which Cano pledges its ownership interest in Cano Petro of New Mexico, Inc.

The Supplement No. 2 to Security Agreement, Supplement No. 2 to Guaranty Agreement and Supplement No. 2 to Pledge Agreement are attached hereto as Exhibits 10.2, 10.3 and 10.4 and incorporated herein by reference.

On March 7, 2007, Cano and its subsidiaries, Union Bank and Natixis entered into an Assignment and Agreement pursuant to which (i) Union Bank and Natixis adjusted their proportional lending interests; and (ii) Cano’s borrowing base was reduced from $55 million to $48 million and shall remain $48 million until the borrowing base is redetermined in accordance with the terms of the Credit Agreement, as amended.

The Assignment and Agreement are attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

10.1	Amendment No. 5 and Agreement dated as of March 6, 2007 by and among Cano Petroleum, Inc., Square One Energy, Inc., Ladder

Companies, Inc., W.O., Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, Cano Petro of New Mexico, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd., Union Bank of California, N.A., as Administrative Agent, Issuing Lender and Lender, and Natixis.

10.2	Supplement No. 2 dated as of March 6, 2007 to the Guaranty Agreement dated as of November 29, 2005, by Cano Petro of New Mexico, Inc. in favor of Union Bank of California, as Administrative Agent.
10.3	Supplement No. 2 dated as of March 6, 2007 to the Security Agreement dated as of November 29, 2005, by Cano Petro of New Mexico, Inc. in favor of Union Bank of California, N.A., as Collateral Trustee.
10.4

Supplement No. 2 dated as of March 6, 2007 to the Pledge Agreement dated as of November 29, 2005, by Cano Petroleum, Inc., W.O. Energy of Nevada, Inc. and WO Energy, Inc. in favor of Union Bank of California, N.A., as Collateral Trustee.

10.5

Assignment and Agreement dated as of March 7, 2007 by and among Cano Petroleum, Inc., Square One Energy, Inc., Ladder Companies, Inc., W.O., Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, Cano Petro of New Mexico, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd., Union Bank of California, N.A., as Administrative Agent and Issuing Lender, and Natixis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.
Date: March 12, 2007
	By:	/s/ Michael J. Ricketts
Michael J. Ricketts
Vice President and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 5 and Agreement dated as of March 6, 2007 by and among Cano Petroleum, Inc., Square One Energy, Inc., Ladder Companies, Inc., W.O., Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, Cano Petro of New Mexico, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd., Union Bank of California, N.A., as Administrative Agent, Issuing Lender and Lender, and Natixis.

10.2	Supplement No. 2 dated as of March 6, 2007 to the Guaranty Agreement dated as of November 29, 2005, by Cano Petro of New Mexico, Inc. in favor of Union Bank of California, as Administrative Agent.

10.3	Supplement No. 2 dated as of March 6, 2007 to the Security Agreement dated as of November 29, 2005, by Cano Petro of New Mexico, Inc. in favor of Union Bank of California, N.A., as Collateral Trustee.

10.4

Supplement No. 2 dated as of March 6, 2007 to the Pledge Agreement dated as of November 29, 2005, by Cano Petroleum, Inc., W.O. Energy of Nevada, Inc. and WO Energy, Inc. in favor of Union Bank of California, N.A., as Collateral Trustee.

10.5

Assignment and Agreement dated as of March 7, 2007 by and among Cano Petroleum, Inc., Square One Energy, Inc., Ladder Companies, Inc., W.O., Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, Cano Petro of New Mexico, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd., Union Bank of California, N.A., as Administrative Agent and Issuing Lender, and Natixis.